April 2, 2002



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


     Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

     If you have any questions or comments concerning this material, please contact me at (601) 445-6684.


                                                Yours sincerely,



                                                /s/ William M. Salters
                                                ----------------------------
                                                William M. Salters
                                                Sr Vice President/Controller

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
----------------------------------------------------------------------------
            (Name of Registrant As Specified In Its Charter)

                                 N/A
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:
            -----------------------------------------------------------------

     2)     Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            -----------------------------------------------------------------

     4)     Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------

     5)     Total Fee paid:__________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120


                                  April 3, 2002






Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2002 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Thursday, April 25, 2002, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our proxy statement for the 2002 Annual Meeting in which we seek your support for the election as directors of those nominees named therein.

         We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed proxy statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.





W. J. Feltus III                             W. Page Ogden
Chairman of the Board                        Vice Chairman of the Board
                                             President, Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120
                                   -----------

                    Notice of Annual Meeting of Shareholders
                     to be held on Thursday, April 25, 2002
                                   -----------

         Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Thursday, April 25, 2002, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

         (1)      to  elect  four  Class  III   directors  to  serve  until  the
                  expiration of the applicable three- year term or until their successors are elected and qualified; and

         (2) to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Monday, March 11, 2002, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                                            By Order of the Board of Directors



                                            Albert W. Metcalfe, Secretary

Natchez, Mississippi
April 3, 2002

                      BRITTON & KOONTZ CAPITAL CORPORATION

                         ------------------------------



                                 PROXY STATEMENT

                         ------------------------------



                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2002

         This proxy  statement  is furnished  to the  shareholders  of Britton &
Koontz  Capital   Corporation   (or  the  "company")  in  connection   with  the
solicitation of proxies on behalf of the Board of Directors, for use at the annual meeting of shareholders to be held at 3:30 p.m., local time, on Thursday, April 25, 2002, in the lobby of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi, and at any adjournments or postponements thereof.
         The company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

         This proxy statement, the enclosed proxy card and the notice of annual meeting are being distributed to our shareholders on or about April 3, 2002. The company's annual report to shareholders for the fiscal year ended December 31, 2001, accompanies this proxy statement.

         The purposes of the annual meeting are to:

         (1) elect four Class III directors to serve three-year terms until the 2005 annual meeting or until their successors are elected and qualified; and

         (2) transact such other business as may properly come before the annual meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on Monday, March 11, 2002, as the record date for the annual meeting. Only shareholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. As of March 11, 2002, there were 2,109,055 shares of the company's common stock outstanding. The company has no other outstanding class of securities.

Proxy Procedure

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the annual meeting. If a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the annual meeting and voting in person if said shareholder, rather than his or her broker, is the record owner of our common stock, or by delivering, prior to the annual meeting, to the company's Corporate

Secretary, at the company's principal executive offices referred to above, a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

         If a shareholder returns a properly signed and dated proxy card but does not mark the lines located on the card, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. Otherwise, the signed proxy card will be voted as indicated on the card. Directors are elected by plurality vote; thus the proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the annual meeting.

Voting Procedures

         A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. A share, once represented for any purpose at the annual meeting, is deemed present for purposes of determining a quorum for the remainder of the annual meeting and for any adjournment of the annual meeting, unless a new record date is set for the adjourned meeting. This is true even if the shareholder abstains from voting with respect to any matter brought before the annual meeting.

         Shareholders will be entitled to cast one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, since the number of directors to be elected is four, a shareholder owning ten shares could cast ten votes for each of the four nominees, cast forty votes for one nominee, or allocate the forty votes among the several nominees in any manner. Directors are elected by plurality vote; thus, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected.

         Under Mississippi law and the company's articles of incorporation and by-laws, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention. Broker non-votes on matters are treated as shares as to which voting power has been withheld by the beneficial holders of those shares and therefore, as shares not entitled to vote. Abstentions by shareholders and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation

         The cost of solicitation of proxies will be borne by the company, including expenses incurred in connection with preparing and mailing the proxy statement. The initial solicitation will be by mail. The company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees of shareholders for the annual meeting. The company estimates that American Stock Transfer & Trust Company's fees will not exceed $1,000, plus out-of-pocket costs and expenses. Thereafter, proxies may be solicited by directors, officers, and regular employees of the company, by means of mail, telephone, via the Internet or personal contact, but without additional compensation therefor. The company also will, in accordance with the regulations of the Securities and Exchange Commission, reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                              ELECTION OF DIRECTORS

         The Board of Directors of the company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three-year terms and with each class having as equal a number of directors as possible. The term of the present Class III directors expire at this year's annual meeting. The term of the Class I directors will expire at the 2003 annual meeting and the term of the Class II directors will expire at the 2004 annual meeting. The company's directors also serve as directors of Britton & Koontz First National Bank (the "bank").

     The company's by-laws require directors who have reached the age of seventy-two to retire as of the annual meeting following the director's seventy-second birthday. This year Mr. W. J. Feltus III, a Class II director, will retire from the company's Board of Directors, effective as of the date of the annual shareholders' meeting.

         The company's articles of incorporation and by-laws require that if there is any change in the number of directors on the board, the increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible. Effective immediately prior to the annual meeting, the board set the number of directors at eleven, consisting of four directors in Class I and III and three directors in Class II.

     The board has nominated James J. Cole, Bazile R. Lanneau, Jr., Albert W. Metcalfe and R. Andrew Patty II for election as Class III directors and, if elected, they shall serve until the 2005 annual meeting or until their successors are duly elected and qualified. All four of the nominees are currently directors of the company.

         Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the four nominees for Class III director, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the annual meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

         The following table provides certain information about the nominees and the other present directors of the company. The information in the table has been furnished to the company by the individuals listed therein.





                                          NOMINEES (CLASS III DIRECTORS)


                                                       Director     Business Experience During
Name                                      Age            Since      Past Five Years
-------------------------                 ---           ------      --------------------------------------------
James J. Cole(2)                          61             1993       Mr. Cole is Executive Vice President and a
(Class III)                                                         Trust Officer of the bank, in charge of
                                                                    mortgage lending.

Bazile R. Lanneau, Jr.(2)                 49             1989       Mr. Lanneau, Jr. is Vice President, Assistant
(Class III)                                                         Secretary, Chief Financial and Accounting
                                                                    Officer, and Treasurer of the company and
                                                                    Executive Vice President, Assistant Secretary,
                                                                    Chief Financial Officer, Treasurer and Trust
                                                                    Officer of the bank.  Mr. Lanneau, Jr. is
                                                                    President and Chief Executive Officer of Sumx Inc.

Albert W. Metcalfe(1)(2)                  69             1982       Mr. Metcalfe is Secretary of the Board of
(Class III)                                                         Directors of both the company and the
                                                                    bank.  He is also the President of Jordan
                                                                    Auto Company, Inc., an automobile dealership.

R. Andrew Patty II                        36             2000       Mr. Patty, the former Chairman of the
(Class III)                                                         Board of Louisiana Bancshares, Inc., is a
                                                                    patent attorney and a member  of Sieberth &
                                                                    Patty,  LLC, a law firm in Baton Rouge, Louisiana.



           TheBoard of  Directors  recommends a vote "FOR" the election as Class
              III Directors of all the foregoing nominees.

                 CONTINUING DIRECTORS (CLASS I and II DIRECTORS)




                                        4




                                                       Director     Business Experience During
Name                                      Age            Since      Past Five Years
-------------------------                 ---           ------      --------------------------------------------
W. W. Allen, Jr.(1)                       50             1988       Mr. Allen is President of Allen Petroleum
(Class II)                                                          Services, Inc., an oil and gas exploration
                                                                    and petroleum land services company.  Mr.
                                                                    Allen is also a partner in various timber
                                                                    management companies, a director of Beau
                                                                    Pre Country Club, Inc. and a partner in
                                                                    Dutch Ann Foods, Inc., a pie shell and tart
                                                                    business.

Craig A. Bradford, D.M.D.(1)              46             1988       Dr. Bradford is a dentist engaged primarily
(Class II)                                                          in pediatric dentistry.  He is also a partner
                                                                    in   various timber management companies,
                                                                    and    Mount Olive Farms, LLC, a firm that
                                                                    raises and shows horses.

Vinod K. Thukral, Ph.D.(1)                57             2000       Dr. Thukral, a  former director of Louisiana
(Class II)                                                          Bancshares, Inc., is a professor at Tulane
                                                                    University in the Business Dept., and is a
                                                                    director of Technology & Business Solution
                                                                    International, a consulting company.

A. J. Ferguson(2)                         66             1982       Mr. Ferguson is a self-employed certified
(Class I)                                                           petroleum geologist.  He also is a director
                                                                    of Energy Drilling Co., an oil well drilling
                                                                    company, and the Secretary of Highland
                                                                    Corp., a land-lease company.

W. Page Ogden(2)                          54             1989       Mr. Ogden is the Vice-Chairman, President
(Class I)                                                           and Chief Executive Officer of the com
                                                                    pany and the bank. He is the administrator
                                                                    of the company's Employee Stock Option
                                                                    Plan.  He is also Secretary and Treasurer of
                                                                    Sumx Inc., an Internet banking software
                                                                    and services company.

Bethany L. Overton                        64             1988       Mrs. Overton is the Vice President of Oil
(Class I)                                                           well Acquisition Company, Inc., an oil
                                                                    operating and production company.  Mrs.
                                                                    Overton is also the President of Lambdin-
                                                                    Bisland Realty Co., a real estate company.

Robert R. Punches(2)                      52             1984       Mr. Punches is a partner in the Natchez law
(Class I)                                                           firm of Gwin, Lewis & Punches, LLP. Mr. Punches
                                                                    is also a partner/member of various timber
                                                                    management companies.



(1)  Member of audit committee
(2)  Member of executive committee

Meetings and Committees of the Board of Directors

         During the fiscal year ended December 31, 2001, the Board of Directors met 12 times. Each director attended at least 75% of the aggregate of all meetings held by the board and the committees on which he or she served.

         The board has established jointly with the bank various committees, including the executive committee, the audit committee, the trust investment committee, the asset/liability management committee, the ESOP administrative committee and the director's loan committee.

         The board has not established either a compensation or a nominating committee; however, the executive committee generally performs the functions of a compensation committee. Messrs. Cole, Feltus (Chairman), Ferguson, Lanneau, Jr., Metcalfe, Ogden and Punches are members of the executive committee which, among other things, (i) approves remuneration arrangements for executive officers of the company, (ii) reviews compensation plans relating to executive officers and directors, (iii) determines other benefits under the company's compensation plans and (iv) performs general reviews of the company's employee compensation policies. The full executive committee, including those members who also serve as executive officers of the company and the bank, makes recommendations to the board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the company and the bank do not, however, participate in any board determination regarding salaries for and other compensation to executive officers. During 2001, the executive committee held 11 meetings.

         Messrs. Allen, Bradford, Metcalfe (Chairman), and Thukral are members of the audit committee. No members of the audit committee are employees of either the company or the bank. Each member of the audit committee is an "independent director" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards. The audit committee operates under a written charter adopted by the Board of Directors. This committee is responsible for the engagement of independent auditors, review of audit fees, the supervision of matters relating to audit functions, the review and establishment of internal policies and procedures regarding audits, accounting and other financial controls and the review of related party transactions. During 2001, the audit committee held 4 meetings.

Report of the Audit Committee

         The audit committee has reviewed and discussed the audited financial statements with management and the company's independent auditors, May & Company. The discussions with May & Company included the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the audit committee received written disclosures and the letter regarding independence from May & Company as required by Independence Standard Board Standard No. 1 and discussed this information with representatives of May & Company.

         Based upon the audit committee's review of the audited financial statements and its discussions with management and May & Company, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's annual report for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

The members of the audit committee:

                  Albert W. Metcalfe, Chairman
                  W. W. Allen, Jr.
                  Craig A. Bradford, D.M.D.
                  Vinod K. Thukral, Ph.D.

Compensation of Directors

         During 2001, each director received a retainer of $600 per month for service on the company's Board of Directors. Directors who are not employees of either the company or the bank received up to an additional $200 per month for each committee on which they served. In addition, the Chairman, Vice-Chairman and Secretary of the board received an additional $1,000, $667 and $400 per month, respectively, for serving in those capacities.

Stock Ownership of Directors, Officers and Certain Beneficial Owners

         The following table sets forth, as of March 11, 2002, the number of shares of the company's common stock beneficially owned by (i) each person known by the company to be the beneficial owner of more than five percent (5%) of the outstanding shares of common stock, (ii) all directors and nominees, (iii) all executive officers whose total annual salary and bonus exceed $100,000, and (iv) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).



                                                                Number of Shares
                                                                Beneficially                     Percentage
Name                                                              Owned(1)                      Ownership(2)
-----------------------                                       ----------------                  ------------
Britton & Koontz
First National Bank
Employee Stock Ownership Plan (the "ESOP")                          241,970                        11.5%
     Britton & Koontz
     First National Bank, Trustee
     500 Main Street
     Natchez, MS  39120

W. W. Allen, Jr.(3)                                                   4,184                            *
Craig A. Bradford, D.M.D.(4)                                         19,094                            *
James J. Cole(5)                                                     19,260                            *
W. J. Feltus III(6)                                                  26,326                         1.2%
A. J. Ferguson                                                       12,180                            *
Bazile R. Lanneau, Jr.                                               68,841                         3.3%
Albert W. Metcalfe(8)                                                74,400                         3.5%
W. Page Ogden(9)                                                     49,708                         2.4%
Bethany L. Overton(10)                                                3,903                            *
R. Andrew Patty                                                       1,054                            *
Robert R. Punches(11)                                                14,700                            *
Vinod K. Thukral, Ph.D.(12)                                          45,874                         2.2%

Directors and executive officers as a group
  (12 persons)(13)                                                  533,202                        25.1%

* Less than one percent.



(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 11, 2002, or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934. Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2) Based upon 2,109,055 shares of company common stock outstanding as of March 11, 2002.

(3) Of the shares shown, Mr. Allen disclaims beneficial ownership of 20 shares owned by his wife and 20 shares owned by his son.

(4) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,855 shares owned by his wife.

(5) Includes 3,308 shares allocated to Mr. Cole's account in the ESOP, 7,712 shares held in trust for third parties by the bank, of which Mr. Cole has beneficial ownership in his capacity as Trust Officer of the bank, and 2,640 shares which Mr. Cole may acquire pursuant to currently exercisable stock options.

(6) Includes 8,000 shares owned by Feltus Bros. Ltd., of which Mr. Feltus is a director, and 776 shares owned by Mr. Feltus' wife, as to which he disclaims beneficial ownership.

(7) Includes 4,496 shares held by Mr. Lanneau, Jr. as custodian for his children, 24,517 shares allocated to Mr. Lanneau Jr.'s account in the ESOP, 68 shares owned by Mr. Lanneau Jr.'s wife, of which he disclaims beneficial ownership, and 3,960 shares that Mr. Lanneau may acquire pursuant to currently exercisable stock options. Mr. Lanneau, Jr. is the nephew of Mr. Metcalfe.

(8) Includes 12,316 shares owned by Mr. Metcalfe's wife, as to which he disclaims beneficial ownership, and 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President. Mr. Metcalfe is the uncle of Mr. Lanneau, Jr..

(9) Includes 4,400 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options and 20,467 shares which have been allocated to Mr. Ogden's account in the ESOP. Although Mr. Ogden, in his capacity as administrator of the ESOP, has beneficial ownership of all of the shares of common stock owned by the ESOP, they are not included in his individual holdings shown in the table, but are included in the table as owned by all directors and executive officers as a group.

(10) The shares shown include 715 shares held in trust with respect to which Mrs. Overton has voting power.

(11) The shares shown include 5,216 shares held in trust for the benefit of Mr. Punches' children with respect to which Mr. Punches has sole voting power.

(12) The shares shown include 15,810 held by Thukral Holdings, LLC over which Dr. Thukral has sole voting power.

(13) Where shares of common stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The company's consolidated financial statements for the year ended December 31, 2001 were audited by the firm of May & Company. May & Company will remain as the company's independent public accountants until replaced by the board. A representative of May & Company is expected to be present at the annual meeting. If present, the representative will have the opportunity to make any statement he or she desires at that time and will be available to respond to appropriate questions.

         Fees billed by May & Company for professional services rendered for the fiscal year ending December 31, 2001 were as follows:

         Audit Fees - Audit fees of May & Company for audit of the company's annual financial statements and review of the Company's financial statements included in the company's reports on Form 10-QSB are estimated to be $38,000.

         Financial Information Systems Design and Implementation Fees - May & Company did not render any financial information systems design and implementation services for the company during the fiscal year 2001.

         All Other Fees - Aggregate fees billed to the company by May & Company for all other services rendered for the fiscal year 2001 are estimated to be $20,000. These fees relate to mergers and acquisitions and consulting services.

         The audit committee has considered the compatibility of these non-audit services with maintaining May & Company's independence.


                               EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the company.


                                     Officer
Name                                  Since            Age            Position with the Company
----------------                     -------          ----            ------------------------------------------
W. Page Ogden                         1988             54             Vice Chairman, President, Chief Executive
                                                                      Officer and Director of the company and
                                                                      the bank.

Bazile R. Lanneau, Jr.                1986             49             Vice President, Assistant Secretary, Chief
                                                                      Financial and Accounting Officer, Treasurer
                                                                      and director of the company.  Executive Vice
                                                                      President, Chief Financial and Accounting
                                                                      Officer, Treasurer, Assistant Secretary,
                                                                      Trust Officer and Director of the bank.

James J. Cole                         1993             61             Director of the company and the bank, Executive
                                                                      Vice President and a Trust Officer of the bank.



     The following is a brief summary of the business experience of each of the executive officers of the company:

     W. Page Ogden has served as President and Chief Executive Officer of the company and the bank since May of 1989 and Vice-Chairman since May of 2001. He joined the bank in February of 1988, and served as the bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the bank.

     Bazile R. Lanneau, Jr. serves as the Vice President of the company and Executive Vice President and Trust Officer of the bank. In addition, he is Chief Financial and Accounting Officer of both the company and the bank and serves as Treasurer and Assistant Secretary of both the company and the bank. Mr. Lanneau, Jr., joined the bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi law school.

     James J. Cole joined the company and the bank in July of 1993. He serves as Executive Vice President and Trust Officer of the bank, with particular responsibility for the bank's mortgage lending operations. Prior to joining the company, Mr. Cole served for nine years as President of Natchez First Federal Savings Bank, Natchez, Mississippi, which was acquired by the company and merged into the bank in July of 1993.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation for services in all capacities to the company for the fiscal years ending December 31, 2001, 2000, and 1999, of W. Page Ogden, the company's Chief Executive Officer, and Bazile R. Lanneau, Jr., the only other executive officer whose total annual salary and bonus equaled or exceeded $100,000 in fiscal 2001:




                                             SUMMARY COMPENSATION TABLE


                                                 Annual Compensation
                     ----------------------------------------------------------------------------------

                                                                               Other Annual               All Other
    Name and Position        Year         Salary            Bonus             Compensation(1)          Compensation(2)
-----------------------------------------------------------------------------------------------------------------------

W. Page Ogden                2001        $135,000          $40,000                $7,200                   $31,306
    President and Chief      2000        $135,000          $40,000                $7,200                   $29,740
    Executive Officer        1999        $110,000          $40,000                $7,200                   $26,523

Bazile R. Lanneau, Jr.       2001        $105,000          $25,000                $7,200                   $21,383
    Vice President           2000        $105,000          $25,000                $7,200                   $20,481
                             1999        $ 95,000          $25,000                $7,200                   $18,092




(1) For fiscal years 2001, 2000 and 1999, this amount includes directors' fees of $7,200 per year.

(2) This amount includes, for the years 2001, 2000, and 1999: (a) the amounts accrued in favor of the named executive in connection with a Salary Continuation Plan ($15,097, $13,849 and $12,788, respectively, in the case of Mr. Ogden and $8,034, $7,376 and $6,810, respectively, in the case of Mr Lanneau, Jr., see "Employment Agreements" below), (b) the company's annual contribution to the company's ESOP on behalf of the named executive
     ($3,900, $3,830 and $3,383, respectively, in the case of Mr. Ogden and $3,200, $3,149 and $2,763, respectively, in the case of Mr. Lanneau, Jr.), and (c) the amounts paid by the company for life insurance premiums ($3,809, $3,561, and $3,410, respectively, in the case of Mr. Ogden and $3,159, $2,966 and $2,849, respectively, in the case of Mr. Lanneau, Jr.) This amount also includes, for 2001, 2000 and 1999, an estimate on behalf of the named executive for the company's contributions to its 401k Plan ($8,500, $8,500 and $6,942, respectively, in the case of Mr. Ogden, and $6,990, $6,990 and $5,670, respectively, in the case of Mr. Lanneau, Jr.).

Stock Options

     On November 18, 1997, the company granted stock options to each of the named executives, and to three other employees of the company, in each case under the company's Long-Term Incentive Plan. All of these stock options have vesting schedules that permit the exercise of 11% of the total amount of each option each year, beginning May 20, 1998, with a carry forward of any unexercised portion of the option to succeeding years. The exercise price of all outstanding options for the named executives is $19.94 per share. The options expire ten years after the date of grant. In addition, the options become immediately exercisable as to all shares to which they relate upon certain changes of control of the company. No change of control for this purpose has occurred as of the date of this proxy statement. All of the stock options granted to all employees during 1997 were nonqualified stock options. No additional options have been granted to the named executives since 1997.

Aggregate Option Exercises and Year-End Option Values

     Neither Messrs. Ogden nor Lanneau, Jr. exercised any stock options during 2001. The following table describes the value of outstanding stock options for the named executives as of December 31, 2001:



                           2001 YEAR-END OPTION VALUES

                              Number of Securities
                              Underlying Options at        In-the-Money Options
                                     Year End                 at Year End(1)
                                 Exercisable (E)/            Exercisable (E)/
Name                            Unexercisable (U)           Unexercisable (U)
-------------------------------------------------------------------------------


Mr. Ogden                            4,400(E)                    $0(E)
                                     5,600(U)                    $0(U)

Mr. Lanneau, Jr.                     3,960(E)                    $0(E)
                                     5,040(U)                    $0(U)

(1) The closing market price of the company's common stock on December 31, 2001 was $15.00 and the exercise price of the options is $19.94, therefore, no stock options held by Mr. Ogden or Mr. Lanneau, Jr. were "in-the-money" as of December 31, 2001.

Employment Agreements

     The company has entered into employment agreements with W. Page Ogden, Bazile R. Lanneau, Jr. and James J. Cole. The employment agreements are currently for one-year terms expiring each year on December 31. Each such agreement will automatically renew for a one-year term until December 31, 2002, unless notice is given ninety days prior to the expiration of each term by either of the respective parties. All three employment agreements can be terminated with or without cause. If terminated for cause (including a breach of fiduciary duty or other similar types of misconduct), the employee will not receive any severance pay. If the employee is terminated without cause, the company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, $42,500 in the case of Mr. Lanneau, Jr., and $40,000 in the case of Mr. Cole, or six months of the employee's then current salary. Each employee has the use of an automobile for business use provided and maintained by the company. The company also pays country club, professional, and civic organization dues on behalf of these employees. Each employee is entitled to all of the benefits that are available to other employees of the company and the bank, such as health and disability insurance.

     Effective September 26, 1994, the company entered into Salary Continuation Agreements with Messrs. Ogden, Lanneau, Jr. and Cole. The agreements provide for the payment of normal and early retirement benefits and provide that in the event of a "change of control" (as defined in the agreements) of the company and if the employee's employment with the company is terminated within 36 months of the change of control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden, $175,000 in the case of Mr. Lanneau, Jr., and $125,000 in the case of Mr. Cole) or (b) the total balance in their respective retirement accounts.

Certain Relationships and Related Transactions

     In 1998 and 2000 respectively, the company invested $1,000,000 and $250,000 in Sumx Inc. ("Sumx"), a Mississippi corporation, established to provide electronic banking solutions for the financial industry. Sumx is owned approximately 36.5% by the company, 19% by Mr. Bazile R. Lanneau, Jr. and 44.5% by Summit Research, Inc. a Texas corporation. The funds provided to Sumx have been used for marketing and continued development of the SumxNet Internet banking system. Sumx maintains offices in Natchez and Madison, Mississippi and Highland Village, Texas.

     Mr. Lanneau, Jr. has devoted, and it is anticipated that he will continue to devote in the future, substantial portions of his time to the business of Sumx. Pursuant to a Management Services Agreement, Sumx pays the company $90,000 per year for the services of Mr. Lanneau, Jr.. Mr. Lanneau, Jr. currently receives no compensation from Sumx and is compensated by the company and the bank. Mr. Ogden, President and CEO of the company and the bank, serves without compensation as a director and Secretary/Treasurer of Sumx.

     The law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, serves as general counsel to the company and the bank. The company expects that the firm will continue to represent the company as general counsel in the future. The law firm of Sieberth & Patty, LLC of which Mr. Patty is a partner, has been retained by Sumx Inc. to provide intellectual property law advice.

     Certain directors and officers of the company, businesses with which they are associated, and members of their immediate families are customers of the bank and had transactions with the bank in the ordinary course of its business during the bank's fiscal years ended December 31, 2001 and 2000. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The board believes that the loan transactions referred to above do not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the company's directors, executives officers, and any person beneficially owning more than ten percent of the company's common stock are required to report their initial ownership of the company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the company during fiscal 2001, and any Forms 5 and amendments thereto furnished to the company with respect to fiscal 2001, and certain written representations made by the company's directors, officers and ten percent beneficial owners, the company believes that during fiscal 2001, its officers, directors and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

              PROPOSALS OF SHAREHOLDERS FOR THE 2003 ANNUAL MEETING

     At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2003 annual meeting of shareholders and included in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than December 4, 2002, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the 2003 annual meeting of shareholders must also be received by W. Page Ogden at the above address no later than December 4, 2002.

                                  OTHER MATTERS

     Management of the company is not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     The annual report to shareholders accompanies this proxy statement. However, the annual report to shareholders does not form any part of the material for the solicitation of proxies Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, the company, without charge, will provide a copy of its annual report of Form 10-KSB for the year ended December 31, 2001, as filed with the Securities and Exchange Commission. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

                      BRITTON & KOONTZ CAPITAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 25, 2002

         The undersigned hereby appoints Charles C. Feltus, Jr., William C. McGehee, Jr. and Bazile R. Lanneau, Sr., or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 11, 2002, at the annual meeting of shareholders to be held on April 25, 2002, or any adjournment(s) thereof (the "Annual Meeting"). This proxy also entitles the designated proxy holders to cumulate the undersigned's votes in the election of directors at the Annual Meeting.

                                   (Continued and to be signed on reverse side)

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee listed at right, strike a line through the nominee's name. If you desire to cumulate your votes, please do so in the blanks following each name.)

         (1)      TO ELECT FOUR CLASS III DIRECTORS.

         ___ FOR all nominees listed at right (except as marked to the contrary)

         ___      WITHHOLD AUTHORITY to vote for all nominees listed at right

         Nominees:
         CLASS III:

         R. Andrew Patty II.     _____               James J. Cole       ______

         Bazile R. Lanneau, Jr.  _____               Albert W. Metcalfe  ______

         (2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         The Board of Directors recommends that you vote "FOR" the nominees listed at left.


         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted FOR some or all of the nominees listed above. The proxy holders designated above will vote in their discretion on any other matter that may properly come before the Annual Meeting.


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                            Date:                        , 2002
--------------------------------------------      -----------------------
Signature of Shareholder

                                            Date:                        , 2002
--------------------------------------------      -----------------------
Signature if held jointly

Please sign exactly as your name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).